2 nd Quarter 2013 Financial Results Presentation August 8, 2013 Exhibit 99.2

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel
Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,”
“intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2013. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Chairman’s Comments
“We are pleased to announce record revenues for the second quarter and for the first six months of 2013 in both the Global Wealth Management and the Institutional
Group, especially against the challenging market conditions in the quarter. We are very encouraged with our investment banking results, which demonstrate the breadth of our capabilities. The merger with KBW continues to exceed our expectations, and we are gaining market share in the financial institutions space. Thi
s quarter, we look forward to the contributions from the institutional fixed income sales and trading professionals who joined us from Knight Capital Group.”

KBW Update
First Half Performance
Advisory
#1 by number of FIG mergers
#1 by number of Bank mergers
#1 by Bank deal value
Representative of the acquirer or seller on 7 out of the 10
largest bank deals
Capital Markets
Bookrunner on all four bank initial public offerings in the
first half
Notable  Q2 Capital Markets Bookrun Offerings
Zions Bancorporation - $301 million preferred offering
First PacTrust Bancorp - $40 million preferred offering
First NBC Bank - $115 million initial public offering
Fidelity Southern Corporation - $69 million follow-on
offering
KBW Equities
Superior recognition in Greenwich Associates
rankings for Research, Sales and Trading
Improving equity trading market share:
Market share in adv. volume for KBW
Regional Bank Index (KRX) components was
4.6% for 1H 2013, compared to 3.1% for 1H
2012
Market share in adv. volume for small-cap
banks was 8.4% for 1H 2013, compared to
5.2% for 1H 2012
Successful July Community Bank Conference:
Record attendance with over 700 attendees
and over 1,500 investor meetings organized
Stifel / KBW fixed income:
Integration efforts underway
M&A Statistics Source: SNL Financial; Includes transactions announced since 1/1/2013; Data as of 7/1/2013
Note: Includes only whole institution transactions in the United States
Capital markets offerings inclusive of select Stifel transactions pre-closing
Small-cap banks includes the largest 50 banks under KBW Research coverage sub-$1bn market cap.

Financial Financial Results Results

Stifel Financial Corp. Results
Three months ended June 30, 2013

($ in thousands, except per share amounts)
GAAP Non-Core Non-GAAP 6/30/12 % Change 3/31/13 % Change
Total revenues 511,421 $        1,736 $            513,157 $        384,264 $        33.5% 453,240 $     13.2%
Interest expense 12,685             -                     12,685             9,857                28.7% 11,460          10.7%
Net revenues 498,736           1,736                500,472           374,407           33.7% 441,780 $     13.3%
Compensation and benefits 321,331           (6,018)              315,313           239,374           31.7% 281,941        11.8%
Non-comp operating expenses 126,207           (14,974)            111,233           91,159             22.0% 96,155          15.7%
Total non-interest expenses 447,538           (20,992)            426,546           330,533           29.0% 378,096        12.8%
Income before income taxes 51,198             22,728             73,926             43,874             68.5% 63,684          16.1%
Provision for income taxes 21,763             7,807                29,570             17,738             66.7% 23,808          24.2%
Net income 29,435 $          14,921 $          44,356 $          26,136 $          69.7% 39,876 $       11.2%
Earnings per share:
Diluted 0.40 $               0.60 $               0.42 $               42.9% 0.58 $            3.4%
Weighted average number of shares outstanding:
Diluted 74,090 74,090 62,678 18.2% 69,189 7.1%
Ratios to net revenues:
Compensation and benefits 64.4% 63.0% 63.9% 63.8%
Non-comp operating expenses 25.3% 22.2% 24.4% 21.8%
Income before income taxes 10.3% 14.8% 11.7% 14.4%
Three Months Ended June 30, 2013 Three Months Ended
(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business and Miller Buckfire.
_________________________________________________________
(1)

Three Months Ended
($ in thousands) 9/30/13 12/31/13
Estimate Actual Estimate Estimate
Operating expenses:
Compensation 6,200 $       6,000 $       2,500 $       400 $
Non-Compensation Operating Expenses 6,800           15,000        5,000           7,100
Total estimated non-core operating expenses 13,000        21,000        7,500           7,500
Retention - KFI -               -               22,000        -
Total estimated non-core operating expenses - Acquisition-related 13,000 $     21,000 $     29,500 $     7,500 $
6/30/13
Non-Core Expense Projections
Acquisition-Related Expenses

Stifel Financial Corp. Results
Six months ended June 30, 2013

($ in thousands, except per share amounts)
GAAP Non-Core Non-GAAP 6/30/12 % Change
Total revenues 964,661 $        1,744 $            966,405 $        793,607 $        21.8%
Interest expense 24,145             -                     24,145             18,867             28.0%
Net revenues 940,516           1,744                942,260           774,740           21.6%
Compensation and benefits 637,058           (39,804)            597,254           494,078           20.9%
Non-comp operating expenses 228,914           (21,526)            207,388           177,534           16.8%
Total non-interest expenses 865,972           (61,330)            804,642           671,612           19.8%
Income before income taxes 74,544             63,074             137,618           103,128           33.4%
Provision for income taxes 30,490             22,888             53,378             42,219             26.4%
Net income 44,054 $          40,186 $          84,240 $          60,909 $          38.3%
Earnings per share:
Diluted 0.62 $               1.18 $               0.97 $               21.6%
Weighted average number of shares outstanding:
Diluted 71,627 71,627 62,700 14.2%
Ratios to net revenues:
Compensation and benefits 67.7% 63.4% 63.8%
Non-comp operating expenses 24.4% 22.0% 22.9%
Income before income taxes 7.9% 14.6% 13.3%
Six Months Ended June 30, 2013 Six Months Ended
(1) Non-core adjustments consist of a charges related to expensing stock awards issued as retention in connection with the acquisition of KBW and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business and Miller Buckfire.
_________________________________________________________
(1)

Source of Revenues

($ in thousands)
6/30/13 6/30/12
%
Change
3/31/13
%
Change
6/30/13 6/30/12
%
Change
Commissions 157,168 $    127,427 $    23.3% 148,648 $        5.7% 305,816 $    250,730 $    22.0%
Principal transactions 111,448       91,564         21.7% 107,244           3.9% 218,692       207,797       5.2%
Brokerage revenues 268,616       218,991       22.7% 255,892           5.0% 524,508       458,527       14.4%
Capital raising 74,146         40,733         82.0% 51,199             44.8% 125,345       95,566         31.2%
Advisory 47,968         26,630         80.1% 27,180             76.5% 75,148         42,235         77.9%
Investment banking 122,114       67,363         81.3% 78,379             55.8% 200,493       137,801       45.5%
Asset mgt and service fees 76,088         65,311         16.5% 68,912             10.4% 145,000       126,129       15.0%
Other 11,670         5,418            115.4% 20,212             (42.3%) 31,882         18,712         70.4%
    Total operating revenues 478,488       357,083       34.0% 423,395           13.0% 901,883       741,169       21.7%
Interest revenue 32,933         27,181         21.2% 29,845             10.3% 62,778         52,438         19.7%
    Total revenues 511,421       384,264       33.1% 453,240           12.8% 964,661       793,607       21.6%
Interest expense 12,685         9,857            28.7% 11,460             10.7% 24,145         18,867         28.0%
    Net revenues 498,736 $    374,407 $    33.2% 441,780 $        12.9% 940,516 $    774,740 $    21.4%
Three Months Ended Six Months Ended

($ in thousands) 6/30/13 6/30/12
%
Change
3/31/13
%
Change
6/30/13 6/30/12
%
Change
Private client group 160,889 $      143,475 $      12.1% 158,392 $      1.6% 319,282 $      292,876 $      9.0%
Equity brokerage 66,788           38,466           73.6% 52,000           28.4% 118,788         82,638           43.7%
Fixed income brokerage 40,939           37,050           10.5% 45,500           (9.9%) 86,439           83,013           4.1%
Institutional brokerage 107,727         75,516           42.7% 97,500           10.5% 205,227         165,651         23.9%
Total Brokerage Revenues 268,616 $      218,991 $      22.7% 255,892 $      5.0% 524,509 $      458,527 $      14.4%
Three Months Ended Six Months Ended

Brokerage Revenues by Segment

Core Non-Interest Expenses
Three months ended June 30, 2013
($ in thousands)
6/30/13
(1)
6/30/12 % Change 3/31/13 % Change 6/30/13
(1)
6/30/12 3/31/13
Net revenues 500,472 $      374,407 $      33.7% 441,788 $      13.3% 100.0% 100.0% 100.0%
Compensation and benefits 294,446         219,004         34.4% 259,135         13.6% 58.8% 58.5% 58.7%
Transitional pay
(2)
20,867           20,370           2.4% 22,806           (8.5%) 4.2% 5.4% 5.2%
Total compensation and benefits 315,313         239,374         31.7% 281,941         11.8% 63.0% 63.9% 63.8%
Occupancy and equipment rental 38,306           32,320           18.5% 31,501           21.6% 7.7% 8.6% 7.1%
Communication and office supplies 24,604           20,797           18.3% 21,858           12.6% 4.9% 5.6% 4.9%
Commissions and floor brokerage 9,616             7,747             24.1% 8,669             10.9% 1.9% 2.1% 2.0%
Other operating expenses 38,707           30,295           27.8% 34,127           13.4% 7.7% 8.1% 7.6%
Total non-comp operating expenses 111,233         91,159           22.0% 96,155           15.7% 22.2% 24.3% 21.8%
Total non-interest expense 426,546         330,533         29.0% 378,096         12.8% 85.2% 88.3% 85.6%
Income before income taxes 73,926           43,874           68.5% 63,692           16.1% 14.8% 11.7% 14.4%
Provision for income taxes 29,570           17,738           66.7% 23,808           24.2% 5.9% 4.6% 5.4%
Non-GAAP net income 44,356 $        26,136 $        69.7% 39,884 $        11.2% 8.9% 7.0% 9.0%
Non-core expenses (after-tax)
(14,921) -                       (25,265)
GAAP net income 29,435 $        26,136 $        14,619 $
Three Months Ended % of Net revenues

_________________________________________________________
(1) Excludes non-core  adjustments consisting of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business and Miller Buckfire.
(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Core Non-Interest Expenses
Six months ended June 30, 2013
($ in thousands)
6/30/13
(1)
6/30/12 % Change 6/30/13
(1)
6/30/12
Net revenues 942,260 $      774,740 $      21.6% 100.0% 100.0%
Compensation and benefits 555,424         455,336         22.0% 58.9% 58.8%
Transitional pay
(2)
41,830           38,742           8.0% 4.4% 5.0%
Total compensation and benefits 597,254         494,078         20.9% 63.4% 63.8%
Occupancy and equipment rental 69,808           63,111           10.6% 7.4% 8.1%
Communication and office supplies 46,462           41,170           12.9% 4.9% 5.3%
Commissions and floor brokerage 18,285           15,359           19.1% 1.9% 2.0%
Other operating expenses 72,833           57,894           25.8% 7.7% 7.5%
Total non-comp operating expenses 207,388         177,534         16.8% 22.0% 22.9%
Total non-interest expense 804,642         671,612         19.8% 85.4% 86.7%
Income before income taxes 137,618         103,128         33.4% 14.6% 13.3%
Provision for income taxes 53,378           42,219           26.4% 5.7% 5.3%
Non-GAAP net income 84,240 $        60,909 $        38.3% 8.9% 7.9%
Non-core expenses (after-tax)
(40,186) -
GAAP net income 44,054 $        60,909 $
Six Months Ended % of Net revenues

_________________________________________________________
(1) Excludes non-core  adjustments consisting of a charge related to expensing stock awards issued as retention in connection with the acquisition of KBW and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business and Miller Buckfire.
(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Segment Comparison - Core

($ in thousands)
6/30/13
(1)
6/30/12
%
Change
3/31/13
%
Change
6/30/13
(1)
6/30/12
%
Change
Net revenues:
Global Wealth Management 282,717 $   239,300 $   18.1% 266,957 $   5.9% 549,674 $   486,908 $   12.9%
Institutional Group 220,476      136,026      62.1% 176,437      25.0% 396,913      285,270      39.1%
Other (2,721)        (919)           196.1% (1,606)        69.4% (4,327)        2,562          (268.9%)
500,472 $   374,407 $   33.7% 441,788 $   13.3% 942,260 $   774,740 $   21.6%
Operating contribution:
Global Wealth Management 78,924 $     61,036 $     29.3% 69,499 $     13.6% 148,423 $   129,914 $   14.2%
Institutional Group 30,059        17,863        68.3% 28,137        6.8% 58,196        41,867        39.0%
Other (35,057)      (35,025)      0.2% (33,944)      3.4% (69,001)      (68,653)      0.6%
73,926 $     43,874 $     68.5% 63,692 $     16.2% 137,618 $   103,128 $   33.4%
Three Months Ended Six Months Ended
(1) Core (non-GAAP) results for the three and six months ended June 30, 2012 are the same as GAAP results.
_________________________________________________________

Global Wealth Management
($ in thousands) 6/30/13 6/30/12 % Change 3/31/13 % Change 6/30/13 6/30/12 % Change
Commissions 104,576 $    88,417 $      18.3% 102,086 $    2.4% 206,662 $    179,437 $    15.2%
Principal transactions 56,313         55,058         2.3% 56,307         0.0% 112,620       113,439       (0.7%)
Asset management & service fees 75,976         65,169         16.6% 68,934         10.2% 144,910       125,755       15.2%
Net interest 24,505         18,227         34.5% 21,486         14.1% 45,991         35,869         28.2%
Investment banking 15,334         8,384           82.9% 11,103         38.1% 26,437         20,786         27.2%
Other income 6,013           4,045           48.7% 7,041           (14.6%) 13,054         11,622         12.3%
Net revenues 282,717       239,300       18.1% 266,957       5.9% 549,674       486,908       12.9%
Compensation and benefits 163,156       140,629       16.0% 157,596       3.5% 320,752       283,980       12.9%
Non-comp operating expenses 40,637         37,635         8.0% 39,862         1.9% 80,499         73,014         10.3%
Total non-interest expenses 203,793       178,264       14.3% 197,458       3.2% 401,251       356,994       12.4%
Income before income taxes 78,924 $      61,036 $      29.3% 69,499 $      13.6% 148,423 $    129,914 $    14.2%
Ratios to net revenues:
Compensation and benefits 57.7% 58.8% 59.0% 58.4% 58.3%
Non-comp operating expenses 14.4% 15.7% 15.0% 14.6% 15.0%
Income before income taxes 27.9% 25.5% 26.0% 27.0% 26.7%
Three Months Ended Six Months Ended

Stifel Bank & Trust
(an operating unit of GWM)

As of
6/30/13 6/30/12 % Change 3/31/13 % Change
Assets $ 4,306,447            $ 3,052,867            41.1             $ 3,872,677           11.2
Investment securities 2,956,073            1,844,875            60.2             2,440,146           21.1
Retained loans, net 983,788                709,079                38.7             886,597               11.0
Loans held for sale 152,246                117,166                29.9             165,698               (8.1)
Deposits 4,007,050            2,776,684            44.3             3,556,568           12.7
Allowance for loan losses 10,919 $               5,781 $                  88.9             9,406 $                16.1
Allowance as a percentage of loans 1.10% 0.88% 1.01%
Non-performing loans 1,042 $                  1,872 $                  (44.3)            1,063 $                (2.0)
Other non-performing assets 173                         634                         (72.7)            373                        (53.6)
Non-performing assets  1,215 $                  2,506 $                  (51.5)            1,436 $                (15.4)
Non-performing assets as a percentage of
total assets 0.03% 0.08% 0.04%
As of

Institutional Group Revenues
($ in thousands)
6/30/13 6/30/12
% Change
3/31/13
% Change
6/30/13 6/30/12
% Change
Institutional brokerage:
Equity 66,788 $     38,466 $     73.6% 52,000 $     28.4% 118,788 $   82,638 $     43.7%
Fixed income 40,939        37,050        10.5% 45,500        (9.9%) 86,439        83,013        4.1%
107,727      75,516        42.7% 97,500        10.5% 205,227      165,651      23.9%
Investment Banking:
Capital raising
Equity 44,640        17,651        152.9% 24,380        83.1% 69,020        49,201        40.3%
Fixed income 14,173        14,698        (3.6%) 15,715        (9.8%) 29,888        25,579        16.8%
58,813        32,349        81.8% 40,095        46.7% 98,908        74,780        32.3%
Advisory fees 47,967        26,630        80.1% 27,180        76.5% 75,147        42,235        77.9%
Investment banking 106,780      58,979        81.0% 67,275        58.7% 174,055      117,015      48.7%
Other
(1)
5,969           1,531           289.9% 11,662        (48.8%) 17,631        2,604           577.0%
Total net revenue 220,476 $   136,026 $   62.1% 176,437 $   25.0% 396,913 $   285,270 $   39.1%
Three Months Ended Six Months Ended

_________________________________________________________
(1) Includes net interest and other income.

Institutional Group Revenues
($ in thousands)
6/30/13 6/30/12
% Change
3/31/13
% Change
6/30/13 6/30/12
% Change
Institutional brokerage:
Equity 66,788 $     38,466 $     73.6% 52,000 $     28.4% 118,788 $   82,638 $     43.7%
Fixed income 40,939        37,050        10.5% 45,500        (9.9%) 86,439        83,013        4.1%
107,727      75,516        42.7% 97,500        10.5% 205,227      165,651      23.9%
Investment Banking:
Capital raising
Equity 44,640        17,651        152.9% 24,380        83.1% 69,020        49,201        40.3%
Fixed income 14,173        14,698        (3.6%) 15,715        (9.8%) 29,888        25,579        16.8%
58,813        32,349        81.8% 40,095        46.7% 98,908        74,780        32.3%
Advisory fees 47,967        26,630        80.1% 27,180        76.5% 75,147        42,235        77.9%
Investment banking 106,780      58,979        81.0% 67,275        58.7% 174,055      117,015      48.7%
Other
(1)
5,969           1,531           289.9% 11,662        (48.8%) 17,631        2,604           577.0%
Total net revenue 220,476 $   136,026 $   62.1% 176,437 $   25.0% 396,913 $   285,270 $   39.1%
Three Months Ended Six Months Ended

_________________________________________________________
*  Percentage not meaningful.
(1) Includes net interest and other income.

17 Financial Financial Condition Condition

Capital Structure
As of June 30, 2013
(in thousands, except ratios)
($ in thousands)
Total Assets 8,493,191 $
Stockholders' Equity 1,897,990 $
6.70% senior notes, due 2022 175,000 $
5.375% senior notes, due 2022 150,000
Non-recourse debt, 6.75%, due 2016 53,024
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500
Total Capitalization 2,358,514 $
Ratios:
Debt to Equity 13.6%
Leverage Ratio 3.6x
Equity Capitalization 4.5x

(1) Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m), non-recourse debt ($55.9m), and Senior Notes ($325.0m) divided by stockholders’ equity.
(2) Leverage ratio = total assets divided by total capitalization.
(3) Equity capitalization = total assets divided by stockholders’equity.
_________________________________________________________
(1)
(2)
(3)

As of
6/30/13 6/30/12 % Change 3/31/13 % Change
Total assets (000s):
Stifel Nicolaus & Stifel Financial 4,186,744 $           3,085,668 $        35.7% 4,261,078 $        (1.7%)
Stifel Bank 4,306,447              3,052,867           41.1% 3,872,677           11.2%
Total assets 8,493,191 $           6,138,535 $        38.4% 8,133,755 $        4.4%
Total shareholders' equity (000s):
Stifel Nicolaus & Stifel Financial 1,613,003 $           1,140,188 $        41.5% 1,613,398 $        (0.0%)
Stifel Bank 284,987                 231,657               23.0% 290,268               (1.8%)
Total shareholders' equity 1,897,990 $           1,371,845 $        38.4% 1,903,666 $        (0.3%)
Leverage ratio:
Stifel Nicolaus & Stifel Financial 2.0                            2.2                         (8.5%) 2.1                         (1.6%)
Stifel Bank 15.1                         13.2                       14.6% 13.3                       13.3%
Total leverage ratio 3.6                            3.8                         (4.5%) 3.4                         4.8%
Financial advisors
(1)
2,069                       2,028                    2.0% 2,063                    0.3%
Full-time associates 5,759                       5,196                    10.8% 5,680                    1.4%
Locations 357                          332                        7.5% 357                        0.0%
Total client assets (000s)
(2)
150,628,000 $      131,026,000 $   15.0% 147,119,000 $   2.4%
As of

Other Financial Data
(1) Includes 145, 156 and 148 independent contractors as of June 30, 2013, June 30, 2012 and March 31, 2013.
(2) Includes money-market and FDIC-insured balances. Prior period amounts have been adjusted to conform to the current period presentation.
_________________________________________________________

Q&A Q&A